UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 21, 2011

NRG Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15891	41-1724239
(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center	Princeton, NJ 08540
(Address of Principal Executive Offices)	(Zip Code)

609-524-4500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                Other Events

On March 21, 2011, Nuclear Innovation North America LLC, the nuclear development company jointly owned by NRG Energy, Inc. and Toshiba Corporation, announced it is reducing the scope of development at the South Texas Project expansion to allow time for the U.S. Nuclear Regulatory Commission and other nuclear stakeholders to assess the lessons that can be learned from the events in Japan. A copy of the press release is filed as Exhibit 99.1 to this report on Form 8-K and is hereby incorporated by reference.

Item 9.01                Financial Statements and Exhibits

(d)         Exhibits.

Exhibit Number	Document
99.1	Press Release, dated March 21, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

By:	/s/ Michael R. Bramnick
Michael R. Bramnick
Executive Vice President and General Counsel

Dated:	March 22, 2011

Exhibit Index

Exhibit Number	Document
99.1	Press Release, dated March 21, 2011